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                                   ACCOM, INC.



                            Stock Purchase Agreement





                                December 10, 1998



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                                TABLE OF CONTENTS

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1.       Purchase and Sale of Stock..........................................1
         1.1      Sale and Issuance of Common Stock..........................1
         1.2      Closing....................................................1

2.       Representations and Warranties of the Company.......................1
         2.1      Organization; Good Standing; Qualification.................2
         2.2      Due Authorization..........................................2
         2.3      Valid Issuance of Common Stock.............................2
         2.4      Governmental Consents......................................2
         2.5      Capitalization and Voting Rights...........................3
         2.6      Registration Rights........................................3
         2.7      Compliance With Other Instruments..........................3
         2.8      Disclosure.................................................4
         2.9      SEC Documents; Company Financial Statements................4

3.       Representations and Warranties of the Investors.....................5
         3.1      Purchase Entirely for Own Account..........................5
         3.2      Reliance Upon Investors' Representations...................5
         3.3      Receipt of Information.....................................5
         3.4      Investment Experience......................................5
         3.5      Accredited Investor........................................5
         3.6      Restricted Securities......................................5
         3.7      Legends....................................................6

4.       Conditions of the Investor's Obligations at Closing.................6
         4.1      Representations and Warranties.............................6
         4.2      Performance................................................6
         4.3      Compliance Certificate.....................................7
         4.4      Qualifications.............................................7
         4.5      Proceedings and Documents..................................7
         4.6      Opinion of Company Counsel.................................7
         4.7      Investor's Rights Agreement................................7

5.       Conditions of the Company's Obligations at Closing..................7
         5.1      Representations and Warranties.............................7
         5.2      Qualifications.............................................7

6.       Covenants of the Company............................................7
         6.1      Grant of Stock Options.....................................7
         6.2      Right to Nominate Director.................................8
         6.3      Consulting Services........................................8

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7.       Miscellaneous.......................................................8
         7.1      Entire Agreement...........................................8
         7.2      Survival of Representations, Warranties and Covenants......8
         7.3      Successors and Assigns.....................................8
         7.4      Governing Law..............................................8
         7.5      Counterparts...............................................8
         7.6      Titles and Subtitles.......................................8
         7.7      Attorneys' Fees............................................9
         7.8      Amendments and Waivers.....................................9
         7.9      Severability...............................................9
         7.10     California Corporate Securities Law........................9

Exhibit A - Asset Purchase Agreement
Exhibit B - Investor's Rights Agreement
Exhibit C - Schedule of Exceptions
Exhibit D - Opinion of Gibson Dunn & Crutcher LLP

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                                   ACCOM, INC.

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 10th day of December, 1998, by and between ACCOM, INC., a Delaware corporation (the "Company"), and MICHAEL LUCKWELL (the "Investor").


                                   WITNESSETH

         WHEREAS, the Company intends to enter into that certain Asset Purchase Agreement, the form of which is attached hereto as Exhibit A (the "Asset Purchase Agreement") of even date herewith by and among the Company, Scitex Digital Video, Inc., a Massachusetts corporation ("SDV"), Scitex Digital Video (Europe) Limited, a private limited company incorporated in England and Wales, Scitex Digital Video (Asia Pacific), Inc., a California corporation, Scitex Development Corp., a Massachusetts corporation, and Scitex Corporation Ltd., an Israel corporation (collectively, the "Sellers"); and

         WHEREAS, the Company intends to finance a portion of its obligations under the Asset Purchase Agreement with pursuant to this Agreement and $3,500,000 (the "Borrowed Funds"), from LaSalle Business Credit, Inc. (the "Lender") pursuant to a revolving credit line; and

         WHEREAS, the execution of this Agreement and delivery of the Purchase Price hereunder by the Investor is contingent upon the contemporaneous delivery of the Borrowed Funds by the Lender;

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Purchase and Sale of Stock.

         1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as such term is defined below) and the Company agrees to sell and issue to the Investor at the Closing 2,500,000 shares of the Company's Common Stock at a price of $0.60 per share, for an aggregate of $1,500,000 (the "Purchase Price").

         1.2 Closing. The purchase and sale of the Common Stock shall take place at the offices of Gibson, Dunn & Crutcher LLP, 1530 Page Mill Road, Palo Alto, California, at 10:00 a.m. on December 10, 1998, or at such other time and place as the Company and the Investor shall mutually agree, either orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to the Investor a certificate representing the 2,500,000 shares of Common Stock that the Investor is purchasing against payment of the Purchase Price by check, wire transfer or such other form of payment as shall be mutually agreed upon by the Investor and the Company.

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that, except as set forth on a Schedule of Exceptions furnished to the

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Investor  and counsel for the  Investor  and  attached  hereto as Exhibit C (the
"Schedule of Exceptions"), specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

         2.1 Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted, to execute and deliver this Agreement, the Investor's Rights Agreement, and any other agreement to which the Company is a party, the execution and delivery of which is contemplated hereby (the "Ancillary Agreements"), to issue and sell the Common Stock, and to carry out the provisions of this Agreement, the Investor's Rights Agreement, and any Ancillary Agreement. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties or financial condition.

         2.2 Due Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Investor's Rights Agreement and any Ancillary Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, issuance, sale and delivery of the Common Stock being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement, the Investor's Rights Agreement and any Ancillary Agreement, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) to the extent the indemnification provisions contained in the Investor's Rights Agreement may be limited by applicable laws.

         2.3 Valid Issuance of Common Stock. The Common Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investor's Rights Agreement and under applicable state and federal securities laws.

         2.4 Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Agreement, the offer, sale or issuance of the Common Stock by the Company, except such filings as have been made prior to the Closing, except that any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor. Notwithstanding any provisions of this Agreement, the Company is not making and does not make any representations or warranties with respect to the applicability of the laws or regulations

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of any foreign  country to, or the effect of any such laws or regulations  upon, the sale of the Common Stock to Investor.

         2.5 Capitalization and Voting Rights.

         (a) The authorized capital of the Company consists, or will consist prior to the Closing, of shares of Preferred Stock, par value $.001 (the "Preferred Stock") and shares of Common Stock, par value $.001(the "Common Stock"), in the amounts set forth on Section 2.5 of the Schedule of Exceptions attached hereto. The number of issued and outstanding shares of Preferred Stock and Common Stock as of the date hereof is as set forth on Section 2.5 of the Schedule of Exceptions attached hereto.

         (b) The outstanding shares of Common Stock have been issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom. Except for (i) currently outstanding options to purchase shares of Common Stock granted to employees pursuant to the Company's stock option plans (the "Plans") in the amounts set forth on Section 2.5 of the Schedule of Exceptions attached hereto, (ii) 750,000 shares to be sold to Phil Bennett concurrently with the Closing hereunder, (iii) 1,000,000 warrants to be issued to Scitex Digital Video, Inc., a Massachusetts corporation ("Scitex"), concurrently with the Closing hereunder pursuant to the terms of the Asset Purchase Agreement, (iv) that number of options to purchase shares of Common Stock to be granted to employees of Scitex in connection with the Asset Purchase Agreement set forth on Section 2.5 of the Schedule of Exceptions attached hereto, there are not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal), or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The aggregate number of options currently outstanding pursuant to clause (i) above or to be granted pursuant to clause (iv), the exercise prices of such options and the vesting schedule for such options are as set forth on Section
2.5 of the Schedule of Exceptions. Except for pursuant to the Investors' Rights Agreement of even date herewith between the Company and Scitex (the "Scitex Investors' Rights Agreement"), the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

         2.6 Registration Rights. Except as provided in the Investor's Rights Agreement and the Scitex Investors' Rights Agreement, the Company is not obligated to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

         2.7 Compliance With Other Instruments. The Company is not in violation or default in any material respect of any provision of its Certificate of Incorporation or Bylaws or in any material respect of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company. The execution, delivery and performance by the Company of this Agreement, the Investor's Rights Agreement and any Ancillary Agreement, and the consummation of the transactions

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contemplated  hereby and thereby will not result in any such  violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

         2.8 Disclosure. The Company has provided the Investor with all the information reasonably available to the Company without undue expense that the Investor has requested for deciding whether to purchase the Common Stock and all information that the Company believes is reasonably necessary to enable the Investor to make such decision. To the best of the Company's knowledge after reasonable investigation, neither this Agreement nor any other written statements or certificates made or delivered at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

         2.9 SEC Documents; Company Financial Statements. The Company has furnished or made available to the Investor true and complete copies of all reports, schedules, forms, statements or other documents filed or required to be filed with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the
Securities Act since January 1, 1997, all in the form (including exhibits) so filed (collectively, the "SEC Documents"). As of their respective filing dates, such SEC Documents filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder, as the case may be, and none of the SEC Documents contained as of the date filed any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent such SEC Documents have been corrected, updated or superseded by a document subsequently filed with the SEC. The financial statements of the Company, including the notes thereto, included in the SEC Documents (the "Company Financial Statements") comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied in a manner consistent with past practice of the Company (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act) and present fairly the financial position, assets and liabilities of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end adjustments). There has been no change in the Company's accounting policies except as described in the notes to the Company Financial Statements. Except as reflected or reserved against in the Company Financial Statements, the Company has no material Liabilities (as defined below) or other obligations, except (i) since the date of the most recent audited balance sheet included in the Company Financial Statements, Liabilities and obligations incurred in the ordinary course of business consistent with the past practices of the Company or (ii) that would not be required to be reflected or reserved against in the balance sheet of the Company prepared in accordance with GAAP applied in a manner consistent with past practice of the Company. "Liabilities" means all Indebtedness (as defined below), obligations and other liabilities (or contingencies that have not yet become liabilities) of a person, whether absolute, accrued, contingent (or based upon any

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contingency),  known or unknown, fixed or otherwise, or whether due or to become due as determined in accordance with GAAP. "Indebtedness" of any person means all obligations of such person (a) for borrowed money, (b) evidenced by notes, bonds, debentures or similar instruments, (c) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (d) under capital leases and (e) in the nature of guarantees of the obligations described in clauses (a) through (d) above of any other person.

         3. Representations and Warranties of the Investors. The Investor hereby represents and warrants that:

         3.1 Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Common Stock to be purchased by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock.

         3.2 Reliance Upon Investors' Representations. The Investor understands that the Common Stock is not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to section 4(2) thereof, and that the Company's reliance on such exemption is based on the Investor's representations set forth herein. The Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring the Common Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Investor has no such intention.

         3.3 Receipt of Information. The Investor believes he has received all the information he considers necessary or appropriate for deciding whether to purchase the Common Stock. The Investor further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

         3.4 Investment Experience. The Investor represents that he is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Common Stock.

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         3.5 Accredited  Investor.  The Investor is an "Accredited  Investor" as
such term is defined in Regulation D of the Securities Act.

         3.6 Restricted Securities. The Investor understands that the Common Stock may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Securities Act, the Common Stock must be held indefinitely. In particular, the Investor is aware that the Common Stock may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

         3.7 Legends. To the extent applicable, each certificate or other document evidencing any of the Common Stock issued pursuant to this Agreement shall be endorsed with the legends set forth below, and the Investor covenants that, except to the extent such restrictions are waived by the Company, the Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

         (a) The following legend under the Act:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

         (b) Any legend imposed or required by applicable state securities laws.

         4. Conditions of the Investor's Obligations at Closing. The obligations of the Investor under subparagraph 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

         4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing.

         4.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with on or before the Closing, including, but not limited to, the items set forth below:

         (a) Concurrently with the Closing hereunder, the Company shall close the transactions contemplated under the Asset Purchase Agreement.

         (b) Immediately prior to the Closing hereunder, the Company shall amend
Section 1(a) of its Preferred Shares Rights Agreement, dated as of September 13, 1996, as amended effective

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July 14, 1998 (the "Rights  Agreement"),  to provide that Michael Luckwell shall not be deemed to be an Acquiring Person so long as such Person, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of not more than 3,425,000 Common Shares (as adjusted for any stock splits, stock
dividends,   recapitalizations   or  the  like)  (including  all  Common  Shares
beneficially owned by such Person as of the date of this Agreement (any capitalized terms used in this subsection shall have the meaning given to such terms in the Rights Agreement).

         (c) Immediately prior to or concurrently with the Closing hereunder, Phil Bennett shall be named the Vice President of Engineering of the Company. In connection therewith, Mr. Bennett shall purchase an aggregate of 750,000 shares of Common Stock from the Company.

         4.3 Compliance Certificate. The President of the Company shall deliver to the Investor at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2, 4.4, 4.5 and 4.7 have been fulfilled.

         4.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         4.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor's counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

         4.6 Opinion of Company Counsel. The Investor shall have received from Gibson, Dunn & Crutcher LLP, counsel for the Company, an opinion, dated the date of the Closing, in form and substance satisfactory to counsel to the Investor, in substantially the form attached hereto as Exhibit D.

         4.7 Investor's Rights Agreement. The Company and the Investor shall have entered into the Investor's Rights Agreement in the form attached hereto as Exhibit B.

         5. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Investor:

         5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

         5.2 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

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         6. Covenants of the Company.

         6.1 Grant of Stock Options. Except as set forth on Section 2.5 of the Schedule of Exceptions, the Company will not grant any stock options under the Plans or otherwise for a period of 12 months from the date hereof, except with the prior written consent of the Investor.

         6.2 Right to Nominate Director. For so long as the Investor holds more than 15% of the outstanding shares of Common Stock, the Investor shall have the right, but not the obligation, to designate himself to be nominated to be a member of the Company's Board of Directors. The Company and the Company's Board of Directors shall use its best efforts to take all required steps to effect the nomination of the Investor to the Company's Board of Directors, including, but not limited to, amendment of the Company's Certificate of Incorporation and Bylaws (if such amendments would be required by the terms thereof to effect such nomination).

         6.3 Consulting Services. In the event that the Investor performs consulting services for the Company, the Investor and the Company shall enter into the Company's standard form of Consulting Agreement, which Consulting Agreement shall set forth the terms and conditions of the Investor's service as a consultant to the Company, including, but not limited to, the Investor's salary and the number of required hours of service per month.

         6.4 Expenses.

         The Company shall reimburse the Investor for the reasonable fees and disbursements of the Investor's counsel, Pillsbury Madison & Sutro LLP, incurred by such counsel after November 30, 1998 in connection with the transactions contemplated hereby, within five (5) business days of receipt from the Investor of a written request for such reimbursement.

         7. Miscellaneous.

         7.1 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

         7.2 Survival of Representations, Warranties and Covenants. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

         7.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees, if any, of any shares of Common Stock sold hereunder). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         7.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware.

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                                                                  EXECUTION COPY
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         7.5  Counterparts.  This  Agreement  may be  executed  in  two or  more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.7 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

         7.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

         7.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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                                                                  EXECUTION COPY
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         7.10  California  Corporate  Securities Law. THE SALE OF THE SECURITIES
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                             ACCOM, INC., a Delaware corporation


                                             By  /S/ JUNAID SHEIKH
                                                --------------------------------
                                             Its  Chief Executive Officer
                                                 -------------------------------

                                            INVESTOR
                                                  /S/ MICHAEL LUCKWELL
                                            ------------------------------------
                                                      Michael Luckwell

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